UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): October 10, 2006


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                               001-31792               75-3108137
----------------------                 ----------------        --------------
(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
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(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
                            -------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                ----------------
                        (Former name or former address,
                          if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement.

          See disclosure under Item 2.03 of this Current Report, which is incorporated by reference in this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

          On October 10, 2006, Conseco, Inc. (the "Company") closed its previously announced amendment of its senior secured credit facility. A copy of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

          The amendment of the senior credit facility provides for, among other things:

     o An increase in the principal amount of the facility from $478 million to $675 million, with the proceeds from the amendment being used to strengthen the capital of the Company's insurance subsidiaries;

     o    An extension of the maturity date from 2010 to 2013;

     o An interest rate of 200 basis points over LIBOR, an increase of 25 basis points over the prior facility;

     o Less restrictive financial covenants and increased flexibility for the Company to enter into capital markets transactions.

          The foregoing description of the amendment to the senior credit facility does not purport to be complete and is qualified in its entirety by reference to the Second Amended and Restated Credit Agreement dated as of October 10, 2006 among Conseco, Inc., Bank of America, N.A., as Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, and other parties, which is attached hereto as Exhibit 10.1.

Item 9.01.  Financial Statements and Exhibits.

     (c)    Exhibits

     10.1 Second Amended and Restated Credit Agreement dated as of October 10, 2006 among Conseco, Inc., Bank of America, N.A., as Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, and other parties.

     99.1   Press release of Conseco, Inc. issued October 10, 2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSECO, INC.

October 11, 2006
                                           By:  /s/ John R. Kline
                                                ------------------------
                                                John R. Kline
                                                  Senior Vice President and
                                                  Chief Accounting Officer